SIX CIRCLES FUNDS

Six Circles Tax Aware Intermediate Duration Fund

Supplement dated July 1, 2026

to the Prospectus and Summary Prospectus

dated May 1, 2026, as supplemented

(the “Prospectus”)

On June 15, 2026, the Board of Trustees for the Six Circles Tax Aware Intermediate Duration Fund (the “Fund”) approved the addition of BlackRock Investment Management, LLC (“BlackRock”) as an additional sub-adviser to the Fund, effective July 1, 2026 (the “Effective Date”). On the Effective Date, BlackRock will begin managing Fund assets allocated to BlackRock by J.P. Morgan Private Investments Inc., the Fund’s adviser, pursuant to BlackRock’s Passive Treasury Strategy.

Accordingly, on the Effective Date, the Fund’s Prospectus is hereby amended as follows:

The fourth sentence of the twelfth paragraph under the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Prospectus and Summary Prospectus and the fourth sentence of the fourteenth paragraph under the “More About the Fund – TAX AWARE INTERMEDIATE DURATION FUND (THE “FUND”) – Principal Investment Strategies” section of the Prospectus are hereby deleted and replaced with the following:

The Adviser engages the following Sub-Advisers: Insight North America LLC (“Insight”), Pacific Investment Management Company LLC (“PIMCO”) and BlackRock Investment Management, LLC (“BlackRock”).

The following is added as the seventeenth paragraph of the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Prospectus and Summary Prospectus and the twenty second paragraph of the “More About the Fund – SIX TAX AWARE INTERMEDIATE DURATION (THE “FUND”) – Principal Investment Strategies” section of the Prospectus, relating to BlackRock:

BlackRock — Passive Treasury

With respect to the portion of the Fund allocated to BlackRock’s Passive Treasury Strategy, BlackRock will invest primarily in U.S. Treasuries and government agency bonds while seeking to replicate overall risk characteristics of a specific index. BlackRock utilizes a stratified sampling approach that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security’s price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index.

The first paragraph under the “Risk/Return Summary — Management — Sub-Advisers” section of the Prospectus and Summary Prospectus is hereby deleted and replaced with the following:

The Adviser allocates Fund assets for each investment strategy to Sub-Advisers, which allocations may be adjusted or eliminated at any time. Insight, PIMCO and BlackRock are the current Sub-Advisers to the Fund.

The following is added to the end of the “Risk/Return Summary — Management — Sub-Advisers” section of the Prospectus and Summary Prospectus relating to BlackRock:

BlackRock

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
James Mauro	2026	Managing Director
Jonathan Graves	2026	Managing Director
Marcus Tom	2026	Director

SUP-6C-TAID-726

The following is added to the end of the “The Fund’s Management and Administration — The Portfolio Managers – Sub-Advisers and Sub-Sub Advisers – Tax Aware Intermediate Duration Fund” section of the Prospectus, relating to BlackRock:

BlackRock

BlackRock, located at 50 Hudson Yards, New York, NY 10001, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of December 31, 2025, BlackRock and its affiliates had assets under management of approximately $14.041 trillion.

Portfolio Managers:

James Mauro, Jonathan Graves and Marcus Tom serve as portfolio managers to the Tax Aware Intermediate Duration Fund.

James Mauro, Managing Director, is Global Head of Index Fixed Income (IFI) Portfolio Management within BlackRock Global Markets & Index Investments (“BGM”). He leads the teams responsible for delivering investment quality across Blackrock’s index fixed income funds and ETFs. Previously, Mr. Mauro was Head of Index Fixed Income Portfolio Management in the Americas and Head of San Francisco Portfolio Management. Mr. Mauro’s service with the firm dates back to 2010. Prior to joining Blackrock, he was Head of Active US-based government and inflation strategies with State Street Global Advisors. Mr. Mauro earned a BS degree in business finance from Saint Michaels College in 1992 and an MBA from Boston University in 1997.

Jonathan Graves, CFA, Managing Director, is Deputy Head of Index Fixed Income (IFI) Portfolio Management team in the Americas within BlackRock Global Markets & Index Investments (“BGM”). He leads the teams responsible for IG Credit, HY Credit, EM Credit and Municipal bonds across Blackrock’s index fixed income funds and ETFs. Previously, Mr. Graves’ was a senior portfolio manager in the US Fixed Income Group responsible for implementing credit trading across investment grade, high yield and credit long/short strategies. Mr. Graves service with the firm dates back to 2003. Prior to joining BGI, he managed active investment grade corporate bond portfolios at Banc of America Capital Management. Mr. Graves earned a BS degree in finance from the California State University, Northridge in 1987 and an MBA in finance from the University of California, Los Angeles in 1997.

Marcus Tom, Director, is head of BlackRock’s Indexed Fixed Income Portfolio Management Team in Atlanta within BlackRock Global Markets & Index Investments (“BGM”). He leads the teams responsible for Multi-Sector, US Securitized, US Rates, and Optimized Outcome Solutions across Blackrock’s index fixed income funds and ETFs. Previously, Mr. Tom was a senior portfolio manager in the US Fixed Income Group responsible for US Securitized and US Rates portfolios. Mr. Tom’s service with the firm dates back to 2000, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was an institutional index portfolio manager/trader. His sector specialties include Agency MBS, US Treasuries, TIPS, Agencies, and Listed and OTC Derivatives. Mr. Tom earned a BA degree in Managerial Economics from the University of California, Davis, in 1999.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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